EXHIBIT 10.1

AMENDMENT TO MANAGEMENT AGREEMENT

THIS AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of March 16, 2015 by and among HPT TRS IHG-2, INC., a Maryland corporation (successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc., “Owner”), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”).

W I T N E S S E T H

WHEREAS, Owner and Manager are parties to that certain Management Agreement, dated as of July 1, 2011 (the “Management Agreement”), pursuant to which Manager manages and operates the Hotels as described therein; and

WHEREAS, Owner and Manager intend to subject additional hotels to the terms of the Management Agreement going forward; and

WHEREAS, Owner and Manager desire to amend certain terms of the Management Agreement with respect to such additional hotels;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager, intending to be legally bound, hereby agree, effective from and after the date hereof, as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Management Agreement.

2. Base Management Fee.  The definition of “Base Management Fee” is amended to read: “shall mean an amount equal to two percent (2%) of Gross Revenues per annum with respect to the Pool A Hotels and an amount equal to three percent (3%) of Gross Revenues per annum with respect to the Pool B Hotels”.

3. Effective Date.  The definition of “Effective Date” is amended to read: “shall mean July 1, 2011 with respect to the Pool A Hotels and the effective date set forth in the applicable Site Designation Supplement with respect to any Pool B Hotel”.

4. Net Disbursement Cash.  The definition of “Net Disbursement Cash” is amended to read: “shall mean the cash remaining for application under Section 10.1(a) after deducting the amounts required under Clause 10.1(a)(1) – Operating Costs and 10.1(a)(2) – Reserve Account”.

5. Owner’s Residual Distribution. The definition of “Owner’s Residual Distribution” is amended to read: “shall mean the distribution to Owner provided for in Sections 10.1(a)(6) and (b)(6)”.

6. Owners First Priority.  The following is added to the defined term “Owner’s First Priority” as an additional sentence:  “Owner’s First Priority shall not reflect or be adjusted pursuant to any provisions of this Agreement on account of any amount representing Owner’s Pool B Base Priority or other amounts advanced by Owner in connection with or related to a Pool B Hotel.  Instead of any adjustment to Owner’s First Priority, Owner’s Pool B Priority shall be based on the Owner’s Pool B Base Priority and adjusted by such amounts.”

7. Owner’s Pool B Priority.  The following definition is added to Article 1: “Owner’s Pool B Priority” shall mean an agrgregate amount equal to the sum of (a) that certain percentage of the aggregate sum of all amounts expended by Owner or Landlord or any of their affiliates in connection with its acquisition of any Pool B Hotel, as such percentage (the “Pool B Hotel Percentage”) and amount is confirmed by Owner and Manager for each Pool B Hotel in the applicable Site Designation Supplement for such Pool B Hotel (collectively, the “Owner’s Pool B Base Priority”), plus (b) the applicable Pool B Hotel Percentage of (i) any amounts advanced by Owner with respect to any Pool B Hotel which would increase Owner’s First Priority if advanced in respect of a Pool A Hotel, and (ii) any amounts advanced for Pool B Approved Renovations for any Pool B Hotel, and subject to further adjustment as provided in Sections 2.6(e), 3.1, 15.1(c), 15.2 and 16.1 if Owner’s First Priority would have been adjusted thereunder with respect to a Pool A Hotel.

8. Pool A Hotels.  The following definition is added to Article 1: “Pool A Hotels” shall mean those Hotels subject to this Agreement as of February 1, 2015, which Hotels include all of the Hotels located on the Sites listed on Exhibit A of this Agreement other than those Hotels located on the Sites listed on Exhibit A-1 of this Agreement.

9. Pool B Hotels.  The following definition is added to Article 1: “Pool B Hotels” shall mean those Hotels made subject to this Agreement subsequent to February 1, 2015 pursuant to a Site Designation Supplement with respect thereto.

10. Reserve Percentage.  The defined term “Reserve Percentage” is amended to read: “shall mean, with respect to Pool A Hotels, 0% for the Fiscal Years 2011, 2012, and 2013, 3% for the Fiscal Year 2014, 4% for the Fiscal Year 2015 and 5% for each Fiscal Year during the Term thereafter and, with respect to each Pool B Hotel, 5% for each Fiscal Year during the Term (except as otherwise expressly set forth in the Site Designation Supplement for such Hotel).”

11. Site Designation Supplement.  The following definition is added to Article 1: “Site Designation Supplement” shall mean, as to any Site, a supplement to this Agreement completed and executed by Owner and Manager, in the form of Exhibit C attached hereto, pursuant to which such Site is made subject to this Agreement.

12. Sites. The defined term “Sites” is amended to read: “shall mean the real estate more particularly described on Exhibit A, together with any real estate now or hereafter subject - 2 -

to this Agreement pursuant to a Site Designation Supplement and further described on Schedule 1 thereto.”

13. Condition of Pool B Hotels.  Manager confirms that it has had, or by its execution and delivery of the applicable Site Designation Supplement will have had, sufficient opportunity to evaluate the condition of each Pool B Hotel and will accept delivery and possession of each Pool B Hotel on the applicable Effective Date in its then “as is” condition, and otherwise in accordance with the terms and provisions of Section 2.5 of the Management Agreement.  Nothing in the foregoing sentence or in Section 2.5 of the Management Agreement, however, shall affect Owner’s obligations with respect to any Pool B Approved Renovations.

14. No Designation of Pool B Hotel as a Non-Economic Hotel.  Neither Owner nor Manager shall have any right to designate any Pool B Hotel as a Non-Economic Hotel in accordance with the terms and provisions of Section 2.6(e) of the Management Agreement before the date which is five (5) years following the applicable Effective Date for such Hotel.

15. Refurbishment Fund for Pool B Hotels.  Between the Effective Date for any applicable Pool B Hotel and the date which is set forth on the applicable Site Designation Supplement as the “Approved Renovation Funding Expiration Date” for such Hotel, Owner agrees to supplement the Reserve Account with the amounts that Owner and Manager shall set forth for Capital Replacements, if any, in the Site Designation Supplement for such Hotel (the “Pool B Hotel Approved Renovations”) for such Hotel or, if available at such time, the agreed upon Pool B Hotel Scope and Estimate (as defined herein) for such Hotel.  If not included in the Site Designation Supplement, within six (6) months following the Effective Date of each applicable Pool B Hotel, Manager shall develop, for Owner’s approval, a scope of work and cost estimate for the Pool B Hotel Approved Renovations for such Hotel (the “Pool B Hotel Scope and Estimate”).  The cost estimate set forth in the Pool B Hotel Scope and Estimate for each applicable Pool B Hotel shall not exceed the amounts set forth for Capital Replacements in the Site Designation Supplement for such Hotel, unless otherwise approved or agreed to by Owner.  Owner and Manager shall cooperate with each other to resolve any objections that Owner may have to any such proposed Pool B Hotel Scope and Estimate.  After Owner and Manager have agreed to a Pool B Hotel Scope and Estimate for a Pool B Hotel, Owner shall, within ten (10) business days of Manager’s request (but not more than once per calendar month), fund the amounts reflected in the applicable Pool B Hotel Scope and Estimate, in partial or complete draws as Manager reasonably requests.  Manager agrees not to request any such funds more than thirty (30) days in advance of needing the same.  Manager shall separately account for all such deposits for Pool B Hotel Approved Renovations.  Manager shall review and approve for payment third party invoices and, subject to receipt of lien waivers, together with such other documentation as Owner may reasonably request, withdraw such amounts from the Reserve as are required to pay approved invoices.  Owner shall have no liability for, and Manager shall not pay, any costs of any Pool B Hotel Approved Renovations in excess of those set forth in the applicable Site Designation Supplement and/or Pool B Hotel Scope and Estimate unless otherwise expressly approved by Owner.  Owner and Manager shall meet not less than once per month (which meeting may take place by conference telephone call or other similar electronic means) to review all applicable Pool B Hotel Scope and Estimates with respect to any Pool B Hotel Approved Renovations then in progress and any updates or revisions thereto and the status

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of each such project.  Subject to the other terms and provisions of this paragraph, Manager may elect upon notice to Owner to fund the Reserve Account from time to time for such purposes on an interim basis, and Owner shall reimburse Manager for any such fundings by Manager within thirty (30) days after receipt of invoices from Manager detailing such fundings by Manager.  Owner shall have the right to review and approve any material updates or revisions to any Pool B Hotel Scope and Estimate prior to funding any additional amounts into the Reserve Account resulting from such updates or revisions.  Manager shall select, engage, control and supervise the work of the contractors and agents involved in performing the work of the Pool B Approved Renovations even though Owner and Manager shall both be parties to the contracts with such contractors and agents.  With respect to all actions or matters requiring the review and approval of Owner under this paragraph, if Owner does not approve or disapprove any such actions or matters within ten (10) business days of submittal by Manager, the actions or matters shall be deemed approved.

16. Initial Yearly Budget for Pool B Hotel.  Not more than sixty (60) days following the Effective Date for each Pool B Hotel, Manager shall submit to Owner a proposed Yearly Budget for such Hotel for the remainder of the applicable Fiscal Year for Owner’s approval in accordance with Section 8.2 of the Management Agreement.  Once approved in accordance with Section 8.2 of the Management Agreement, such proposed Yearly Budget shall constitute the Yearly Budget for such Hotel for the balance of the applicable Fiscal Year.

17. Disbursements of Funds. Section 10.1 of the Management Agreement is deleted in its entirety and replaced with the following:

”(a) As and when received by Manager or the Pool A Hotels, all Gross Revenues from all of the Pool A Hotels (the “Pool A Gross Revenues”) shall be deposited into the Bank Accounts and, subject to the terms of Sections 8.1 (Accounting Matters) and 10.5 (Calculation of Interim Disbursements), applied in the following order of priority to the extent available:

(1)First, to pay all Operating Costs for all Pool A Hotels;

(2)Second, to fund the Reserve Account as required by Section 5.2 (Reserve Account) in respect of the Pool A Gross Revenues for the previous Fiscal Month and then any amounts accrued and unpaid for prior periods, including amounts accrued and unpaid under the Original Management Agreements and to reimburse Manager for amounts advanced by Manager under Section 5.2(d);

(3)Third, Owner’s First Priority for the Fiscal Year to which such Pool A Gross Revenues pertain together with any accrued Owner’s First Priority and interest thereon shall be paid to Owner; if the Net Disbursement Cash is insufficient to pay Owner’s First Priority and interest, if any, as aforesaid, any shortfall shall be accrued; provided, however, there shall be no accrual of Owner’s First Priority to the extent any applicable shortfall is otherwise funded from the Deposit;

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(4)Fourth, if Net Disbursement Cash is sufficient to pay Owner’s First Priority pursuant to 10.1(a)(3), remaining Net Disbursement Cash shall be applied as follows:

(i)one-half (1/2) of the amount thereof shall be paid to Owner to replenish the Deposit up to but not in excess of the Deposit Maintenance Amount; and

(ii)one-half (1/2) of the amount thereof shall be paid to Manager in an amount equal to the Base Management Fee applicable to the Pool A Hotels for the Fiscal Year.

To the extent a portion of the Pool A Gross Revenues is allocated pursuant to clauses (i) and (ii) immediately above, but is not applied because the Deposit has been restored to the Deposit Maintenance Amount, and/or the Base Management Fee has been paid in full, as the case may be, such portion of the Pool A Gross Revenues not so applied (the “Excess Net Disbursement Cash”) shall be aggregated at each occasion of the allocation calculation and shall be applied as provided below.

(5)Fifth, Excess Net Disbursement Cash shall be paid to Owner up to but not in excess of Owner’s Second Priority for such Fiscal Year;

(6)Sixth, remaining Excess Net Disbursement Cash shall be paid (i) fifty percent (50%) to Manager and shall constitute the Incentive Management Fee hereunder and (ii) fifty percent (50%) to Owner and shall constitute Owner’s Residual Distribution hereunder.

(b)As and when received by Manager or the Pool B Hotels, all Gross Revenues from all of the Pool B Hotels (the “Pool B Gross Revenues”) shall be deposited into the Bank Accounts and, subject to the terms of Sections 8.1 (Accounting Matters) and 10.5 (Calculation of Interim Disbursements), applied in the following order of priority to the extent available:

(1) First, to pay all Operating Costs for the Pool B Hotels;

(2) Second, Owner’s Pool B Priority for the Fiscal Year to which such Pool B Gross Revenues pertain, together with any accrued Owner’s Pool B Priority and interest thereof shall be paid to Owner; if the Pool B Gross Revenues are insufficient to pay Owner’s Pool B Priority and interest, if any, as aforesaid, such shortfall shall be accrued; provided,  however, there shall be no accrual of Owner’s Pool B Priority to the extent any applicable shortfall is otherwise funded from the Deposit;

(3) Third, the Base Management Fee for the Pool B Hotels shall be paid to Manager;

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(4) Fourth, to fund the Reserve Account, as required by Section 5.2 (Reserve Account) in respect of the Pool B Gross Revenues, for the previous Fiscal Month and then any amounts accrued and unpaid for prior periods, including amounts to reimburse Manager for amounts advanced by Manager under Section 5.2(d);

(5) Fifth, if Pool B Gross Revenues are sufficient to fund the Reserve Account pursuant to Section 10.1(b)(4), remaining Pool B Gross Revenues shall be applied as follows: (i) fifty percent (50%) of the amount thereof shall be paid to Owner to replenish the Deposit up to but not in excess of the Deposit Maintenance Amount (after first taking into account any such amounts to be paid to Owner to replenish the Deposit pursuant to Section 10.1(a)(4)(i)); and (ii) fifty percent (50%) of the amount thereof shall be paid to Owner, up to but not in excess of, Owner’s Second Priority for such Fiscal Year (after first taking into account any such amounts to be paid to Owner pursuant to Section 10.1(a)(5));

(6) Sixth, if Pool B Gross Revenues are sufficient to fund the Deposit and Owner’s Second Priority pursuant to Section 10.1(b)(5), remaining Pool B Gross Revenues shall be aggregated and shall be applied as follows: (i) fifty percent (50%) of the amount thereof shall be paid to Manager and shall also constitute the Incentive Management Fee hereunder; and (ii) fifty percent (50%) of the amount thereof shall be paid to Owner and shall also constitute Owner’s Residual Distribution hereunder.

For clarification, amounts applied to fund the Reserve Account under Sections 10.1(a)(2) and 10.1(b)(4) shall be made to the same Reserve Account established under Section 5.2.

The provisions of Section 10.3 notwithstanding, Owner shall apply amounts from the Deposit to fund any shortfall in Owner’s First Priority and Owner’s Pool B Priority and Manager shall not be in default hereunder for failure to pay Owner’s First Priority and Owner’s Pool B Priority in full, so long as such amounts from the Deposit are available and may be so applied and so long as, after application of such amounts, the Deposit is not less than $37,000,000.

For purposes of the foregoing, any payments of interest or principal on any Authorized Mortgage shall be paid from amounts distributed or accounted for as having been distributed to Owner under this Section 10.1 and shall be treated as payments made first, to Owner’s First Priority, second, to Owner’s Pool B Priority, and third to Owner’s Second Priority."

18. Owner’s Pool B Priority. The following new Section 10.3A to the Management Agreement is added immediately following Section 10.3 to the Management Agreement:

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Owner’s Pool B Priority shall be due and payable in advance in equal monthly installments on the first day of each Fiscal Month, pro-rated for any partial month, regardless of any inadequacy of Gross Revenues or Operating Profits.  If any installment of Owner’s Pool B Priority is not paid when due and not funded through the Deposit, the same shall accrue interest at the Interest Rate until paid (such interest shall be payable on demand, shall not be an Operating Cost, and shall be paid by Manager).  Appropriate adjustments shall be made to reflect any change in Owner’s Pool B Priority on account of net sale proceeds received or deemed to be received pursuant to Section 2.6(e) (Non-Economic Hotels), or advances made pursuant to Sections 5.2 (Reserve Account),  15.2 (Restoration) or 16.2 (Partial Condemnation) by Owner or Landlord when advances are made, provided any additional amounts of Owner’s Pool B Priority due by reason of any advance for the month in which such advance is made shall not be due and payable until the first Business Day of the month next after the date as of which such change occurs.  As installments of Owner’s Pool B Priority are to be paid in advance, Manager may advance amounts due on account of a monthly installment of Owner’s Pool B Priority for a Fiscal Month and reimburse itself from Operating Profits for such Fiscal Month the amounts so advanced; provided, however, if Operating Profits of all of the Pool B Hotels for such Fiscal Month are insufficient to make such reimbursements, the amount of such insufficiency shall be deemed an advance under the PR Guaranty to the extent any amount is owed thereunder and then an advance to Working Capital, and Manager shall be entitled to the reimbursement thereof only pursuant to Section 5.1.  Subject to Section 10.1, if Owner fails to receive any installment of Owner’s Pool B Priority as and when due, Owner may terminate this Agreement on not less than thirty (30) days’ and not more than two hundred seventy (270) days’ notice; provided, however, such notice shall be void ab initio if such installment together with any interest accrued thereon is paid to Owner within 30 days after such notice is given.

19. Termination with Respect to Pool B Hotels.  If during any period, the Management Agreement is terminated with respect to all of the Pool B Hotels, to the extent that any portion of the Owner’s Pool B Priority remains payable after any adjustment thereto in connection with such termination, such portion shall be added to the Owner’s First Priority and to the extent that any such adjustment would result in a negative Owner’s Pool B Priority, such amount shall be subtracted from Owner’s First Priority.

20. Working Capital.  As of the applicable Effective Date for each Pool B Hotel, Owner shall advance additional funds for the Working Capital of the Hotels in the amount of the net credit, if any, for closing prorations received by Owner, Landlord, or its affiliates on account of guest ledger receivables and other similar revenues in connection with its acquisition of such Pool B Hotel.

21. Notice Address. The notice address for Manager and Canadian Manager under the Management Agreement is changed to the following:

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c/o Six Continents Hotels, Inc.

Three Ravinia Drive, Suite 100

Atlanta, Georgia 30346

Attn: Vice President of Operations

with copy to:

c/o Six Continents Hotels, Inc.

Three Ravinia Drive, Suite 100

Atlanta, Georgia 30346

Attn: General Counsel – Operations

22. Exhibit A-1.  The Management Agreement is hereby amended to add Exhibit A-1 (List of Sites Removed from Management Agreement) attached to this Amendment immediately following Exhibit A to the Management Agreement.

23. Exhibit C. The Management Agreement is hereby amended to add Exhibit C (Form of Site Designation Agreement) attached to this Amendment immediately following Exhibit B to the Management Agreement.

24. Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

25. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

[Remainder of page intentionally left blank; Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By:/s/ John G. Murray____
John G. Murray

Vice President

MANAGER:

INTERNATIONAL HOTELS GROUP RESOURCES, INC.

By:/s/ Robert J. Chitty
Robert J. Chitty

Vice President

INTERNATIONAL HOTELS GROUP (CANADA), INC.

By:/s/ Robert J. Chitty
Robert J. Chitty

Vice President

IHG MANAGEMENT (MARYLAND) LLC

By:/s/ Robert J. Chitty
Robert J. Chitty

Vice President

 [Signature Page to Amendment to Management Agreement]

Each of the parties comprising Landlord joins in the foregoing Amendment to evidence its continued agreement to be bound by the terms of Sections 4.1 through 4.7 and Articles 15 and 16 of the Management Agreement, as may be amended by the foregoing Amendment, in each case to the extent applicable to it, subject to the terms of Section 24.18.

LANDLORD:

HPT CW MA REALTY TRUST

By:/s/ John G. Murray____
John G. Murray

Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By:/s/ John G. Murray____
John G. Murray

President

HPT IHG GA PROPERTIES LLC

By:/s/ John G. Murray____
John G. Murray

President

HPT IHG-2 PROPERTIES TRUST

By:/s/ John G. Murray____
John G. Murray

President

HPT IHG-3 PROPERTIES LLC

By:/s/ John G. Murray____
John G. Murray

President

 [Acknowledgment by Landlord]

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) acknowledges receipt of the Amendment to Management Agreement  by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).  PR Tenant agrees that the definition of “Guaranteed Obligations” in the PR Guaranty is amended to include payment of Owner’s Pool B Priority (as defined in the Amendment) as and when due under the Management Agreement determined without respect to Gross Revenues thereunder.  PR Tenant also confirms that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
a Puerto Rico corporation

By:/s/ Robert J. Chitty

     Robert J. Chitty

     Vice President

 [Agreement by PR Guarantor]

Exhibit A-1

List of Sites Removed from Management Agreement

Brand	Address	City	State	Zip
Candlewood	6780 S. Galena Street	Denver, D.T.C.	CO	80112
Candlewood	1151 East Main Street	Hartford, Meriden	CT	06450
Candlewood	644 Raymond Ave.	Orlando	FL	32701
Candlewood	2875 Greenspoint Parkway	Chicago, Hoffman Estates	IL	60195
Candlewood	1200 E. Bank Dr.	Chicago, Schaumburg	IL	60173
Candlewood	8000 Capitol Drive	Northbrook-Wheeling	IL	60090
Candlewood	11762 Commonwealth Drive	Louisville - East	KY	40299
Candlewood	1650 N. Opdyke Rd.	Detroit, Auburn Hills	MI	48326
Candlewood	37555 Hills Tech Drive	Detroit, Farmington Hills	MI	48331
Candlewood	5840 Westpark Drive	Charlotte, Coliseum	NC	28217
Candlewood	7623 Thorndike Road	Greensboro	NC	27409
Candlewood	1020 Buck Jones Rd	Raleigh, Cary	NC	27606
Candlewood	360 South 108th Ave.	Omaha	NE	68154
Candlewood	10665 Techwoods Circle	Cincinnati, Blue Ash	OH	45242
Candlewood	6990 S. Park Center Drive	Salt Lake City, Fort Union	UT	84121
Crowne Plaza	17941 VonKarman	Irvine	CA	92614
Crowne Plaza	6345 Powers Ferry Road	Atlanta (Perimeter)	GA	30339
Crowne Plaza	1800 Market St	Philadelphia	PA	19103
Crowne Plaza	130 Shipyard Drive	Hilton Head	SC	29928
Crowne Plaza	7800 Alpha Road	Dallas	TX	75240
Crowne Plaza	14703 Park Row	Houston	TX	77079
InterContinental	550 Light Street	Baltimore	MD	21202
InterContinental	2222 West Loop South	Houston	TX	77027
Staybridge	8480 International Drive	Orlando Int Drive	FL	32819
Staybridge	760 Mt Vernon Highway, N.E.	Atl Perimeter Centr	GA	30328
Staybridge	901 E. Woodfield Office Court	Schaumburg	IL	60173
Staybridge	4 Tech Drive	Boston - Andover	MA	01810
Staybridge	11 Old Concord Road	Boston Burlington	MA	01803
Staybridge	8844 Columbia 100 Pkwy	Baltimore Columbia	MD	21045
Staybridge	2050 Featherstone Road	Auburn Hills	MI	48326
Staybridge	1855 Craigshire Rd.	St. Louis	MO	63146
Staybridge	7925 Forest Pine Drive	Charlotte Arrowood	NC	28273
Staybridge	61 Interpace Pkwy	Parsippany	NJ	07054
Staybridge	4375 U.S. Route 1 South	Princeton	NJ	08540
Staybridge	260 Davidson Ave.	Somerset	NJ	08873
Staybridge	20 Morehall	Malvern	PA	19355
Staybridge	303 Hard Rock Parkway	Myrtle Beach	SC	29579
Staybridge	7880 Alpha Road (Blossomheath Lane) LLLLansLane)	Dallas	TX	75240
Staybridge	5190 Hidalgo Street	Houston Galleria	TX	77056

Exhibit A-1

Exhibit C

Form of Site Designation Supplement

Site Designation Supplement

THIS SITE DESIGNATION SUPPLEMENT is made and entered into as of [INSERT DATE], by and among HPT TRS IHG-2, INC., a Maryland corporation (“Owner”), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”), and agreed to and acknowledged by the Landlord as listed on the signature page hereto  (collectively, “Landlord”) and Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”).

1.Pursuant to this Site Designation Supplement, which is governed by the terms and conditions of that certain Management Agreement, dated as of July 1, 2011, entered into between Owner, Manager, and the other parties identified therein, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, and as may be further amended from time to time (as so amended, the “Management Agreement”), which Management Agreement is incorporated herein by this reference, Owner and Manager hereby subject the hotel commonly known as [INSERT NAME AND ADDRESS OF SITE], and located on the site described on Attachment 1 to this Supplement, to the terms of the Management Agreement, and such site shall be considered a “Site” as defined in the Management Agreement.  All capitalized terms used and not otherwise defined in this Site Designation Supplement shall have the meanings given such terms in the Management Agreement.

2.The Effective Date for the Hotel located at this Site shall be [INSERT EFFECTIVE DATE].

3.The Pool B Percentage for the Hotel located at this Site shall be [INSERT THE APPLICABLE PERCENTAGE], the approved aggregate sum of all amounts expended by Owner or Landlord or any of their affiliates in connection with the Hotel located as this Site is [INSERT APPLICABLE ACQUISITION AMOUNT] and the Owner’s Pool B Base Priority for the Hotel located at this Site shall be [INSERT OWNER’S POOL B BASE PRIORITY AMOUNT].

4.Between the Effective Date and [INSERT APPROVED RENOVATION FUNDING EXPIRATION DATE] (the “Approved Renovation Funding Expiration Date”), Owner agrees to supplement the Reserve Account (as defined in the Management Agreement) for the Pool B Hotel Approved Renovations for the Hotel located at this Site in an amount not to exceed [INSERT APPLICABLE AMOUNT], unless otherwise approved or agreed to by Owner [or, in the alternative, as reflected in the agreed upon Pool B Hotel Scope and Estimate for such Hotel, a copy of which is attached hereto as Attachment 2].

Exhibit C

5.The Management Agreement remains in full force and effect and is ratified and confirmed.

6.This Site Designation Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

Exhibit C

In Witness Whereof, Owner and Manager have duly executed this Site Designation Supplement as of the day and year first written above.

OWNER:

HPT TRS IHG-2, INC.

By:____
John G. Murray

Vice President

MANAGER:

INTERNATIONAL HOTELS GROUP RESOURCES, INC.

By:
Robert J. Chitty

Vice President

INTERNATIONAL HOTELS GROUP (CANADA), INC.

By:
Robert J. Chitty

Vice President

IHG MANAGEMENT (MARYLAND) LLC

By:
Robert J. Chitty

Vice President

Exhibit C

This Site Designation Supplement is agreed to and acknowledged by:

LANDLORD:

HPT CW MA REALTY TRUST

By:
John G. Murray

Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By:
John G. Murray

President

HPT IHG GA PROPERTIES LLC

By:
John G. Murray

President

HPT IHG-2 PROPERTIES TRUST

By:
John G. Murray

President

HPT IHG-3 PROPERTIES LLC

By:
John G. Murray

President

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC., a Puerto Rico corporation

By:

Name:

Title

Exhibit C